UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2012

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-49834	33-0044608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10210 Genetic Center Drive
San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 410-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2009, Gen-Probe Incorporated (“Gen-Probe”) entered into a Credit Agreement (as amended, the “Credit Agreement”) with Bank of America, N.A (the “Lender”), which provided for a one year senior secured revolving credit facility in an amount of up to $180.0 million that is subject to a borrowing base formula. On March 23, 2009, Gen-Probe entered into an Amendment to Credit Agreement with the Lender to increase the amount which Gen-Probe may borrow from time to time under the Credit Agreement from $180.0 million to $250.0 million. On February 11, 2010, Gen-Probe entered into Amendment No. 2 to Credit Agreement with the Lender to, among other things, extend the maturity date of the revolving credit facility for an additional one-year period. On February 10, 2011, Gen-Probe entered into Amendment No. 3 to Credit Agreement with the Lender to extend the maturity date of the revolving credit facility for an additional one-year period. On June 24, 2011, Gen-Probe entered into Amendment No. 4 to Credit Agreement with the Lender to facilitate the issuance of letters of credit in certain non-U.S. currencies. On September 30, 2011, Gen-Probe entered into Amendment No. 5 to Credit Agreement, Amendment No. 1 to Security Agreement and Amendment No. 1 to Pledged Collateral Account Control Agreement with the Lender to modify the calculation of the borrowing base under the Credit Agreement.

On February 10, 2012, Gen-Probe entered into Amendment No. 6 to Credit Agreement (the “Sixth Amendment”) with the Lender to extend the maturity date of the revolving credit facility for an additional one-year period. As extended, the revolving credit facility now expires on February 22, 2013.

Loans may be borrowed, repaid and reborrowed during the term of the revolving credit facility. As of December 31, 2011, the total principal amount outstanding under the revolving credit facility was $248.0 million and, because of the issuance by the Lender of a standby letter of credit on behalf of the Company, no further borrowings were available under the revolving credit facility.

The foregoing description of the Sixth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 6 to Credit Agreement dated as of February 10, 2012 by and between Gen-Probe Incorporated, as Borrower, and Bank of America, N.A., as Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2012	GEN-PROBE INCORPORATED

	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 6 to Credit Agreement dated as of February 10, 2012 by and between Gen-Probe Incorporated, as Borrower, and Bank of America, N.A., as Lender.

4